                                                                     EXHIBIT (s)


                                POWER OF ATTORNEY

      We, the undersigned officers and Trustees of Eaton Vance Short Duration Diversified Income Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes or James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Short Duration Diversified Income Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

      IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature                       Title                           Date
---------                       -----                           ----
/s/ Thomas E. Faust Jr.         President and Principal         January 14, 2005
-----------------------------   Executive Officer
Thomas E. Faust Jr.

/s/ James L. O'Connor           Treasurer and Principal         January 14, 2005
-----------------------------   Financial and Accounting
James L. O'Connor               Officer

/s/ James B. Hawkes             Trustee                         January 14, 2005
-----------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III        Trustee                         January 14, 2005
-----------------------------
Samuel L. Hayes, III

/s/ William H. Park             Trustee                         January 14, 2005
-----------------------------
William H. Park

/s/ Ronald A. Pearlman          Trustee                         January 14, 2005
-----------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer            Trustee                         January 14, 2005
-----------------------------
Norton H. Reamer

/s/ Lynn A. Stout               Trustee                         January 14, 2005
-----------------------------
Lynn A. Stout